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                                                                   Exhibit 10.79

                                                               EXECUTION VERSION

             FIRST AMENDMENT TO ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Agreement is made as of the 22nd day of December, 2004, by and among Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc., a Minnesota corporation ("Lakes"), and the Pokagon Band of Potawatomi Indians (the "Band").

                                   WITNESSETH:

     WHEREAS, the Band and Lakes entered into a Development Agreement dated as of July 8, 1999 (the "1999 Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "1999 Management Agreement"; collectively, with the 1999 Development Agreement, the "1999 Agreements"), pursuant to which the Band engaged Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities (as defined in the 1999 Development Agreement, the "Facility"); and

     WHEREAS, pursuant to the 1999 Development Agreement Lakes agreed to make certain payments and advances to the Band, including without limitation the Transition Loan, the Lakes Development Loan and the Non-Gaming Land Acquisition Line of Credit (collectively the "Lakes Loans"), and the Scholarship Program Fee, and has agreed to perform development services with regard to the Facility, all on the terms set out in that Agreement; and

     WHEREAS, pursuant to the 1999 Management Agreement Lakes agreed to manage the Facility on the terms set out in that Agreement; and

     WHEREAS, Lakes assigned its rights and obligations under the 1999 Agreements to Great Lakes pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000 (the "Assignment and Assumption Agreement"), subject to the terms and conditions set out in that Agreement; and

     WHEREAS, the 1999 Agreements were amended and restated by First Amended and Restated Development Agreement dated as of October 16, 2000 and by First Amended and Restated Management Agreement dated as of October 16, 2000 (collectively, the "First Amended and Restated Agreements"); and

     WHEREAS, Great Lakes, Lakes and the Band have entered into a Second Amended and Restated Development Agreement dated as of December 22, 2004 (the "Second Amended and Restated Development Agreement") and a Second Amended and Restated Management Agreement dated as of December 22, 2004(the "Second Amended and Restated Management Agreement"; collectively, the "Second Amended and Restated Agreements"); and

     WHEREAS, the parties wish to amend the Assignment and Assumption Agreement to reflect the execution of the Second Amended and Restated Agreements as provided below;

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     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Recitals True. The above recitals are true.

2. Defined Terms. Capitalized terms used but not otherwise defined herein and defined in the Assignment and Assumption Agreement shall have the same meaning herein as therein.

3.   Amendments. The Assignment and Assumption Agreement is amended as follows:

     a. Section 6 of the Assignment and Assumption Agreement is restated in its entirety as follows:

          Assumption of Obligations. Great Lakes accepts the assignment of Lakes' rights and obligations under the Obligations. Great Lakes assumes and agrees to perform and discharge all of the obligations and liabilities of Lakes arising under or relating to the Obligations in accordance with the terms thereof, as if Great Lakes had originally been a party thereto. The liabilities so assumed by Great Lakes include any obligations or liabilities of Lakes which have accrued under the Obligations as of the date hereof, as well as those subsequently accruing. All references to Lakes in the Obligations shall, except as set out in a certain Amendment of Account Control Agreement dated as of October 16, 2002 and as further amended by Second Amendment dated as of December 22, 2004, or in an Amendment to Pledge and Security Agreement dated as of December 16, 2002 and as further amended by Second Amendment dated as of December 22, 2004, be deemed to refer to Great Lakes; except that references in the Second Amended and Restated Development Agreement dated as of December 22, 2004 (the "Second Amended and Restated Development Agreement") and the Second Amended and Restated Management Agreement dated as of December 22, 2004 (the "Second Amended and Restated Management Agreement"; collectively with the Second Amended and Restated Development Agreement, the "Second Amended and Restated Agreements") or in any related documents dated on or about December 22, 2004, to Great Lakes and Lakes, respectively, shall refer to the respective entity so named.

     b. Section 7 of the Assignment and Assumption Agreement is restated in its entirety as follows:

     c. Band Consent. The Band consents to this Assignment, recognizes Great Lakes as a substituted party under the Obligations (except to the extent provided in Section 15.20 of the Second Amended and Restated Development Agreement and Section 18.23 of the Second Amended and Restated Management Agreement), and agrees that Great Lakes shall be a party to such Obligations to the same extent as if Great Lakes had originally


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     been a party thereto; without prejudice, however, to Lakes' continued
     obligations to the Band under the Obligations as provided in the Second Amended and Restated Agreements, its Guaranty, the Account Control Agreement, as amended, the Amendment to Pledge and Security Agreement, as amended, and this Agreement.

     d. Section 8 of the Assignment and Assumption Agreement is restated in its entirety as follows:

          Release of Lakes. The Band releases and forever discharges Lakes of any and all liabilities or obligations under the Obligations except as specifically set out in Section 15.20 of the Second Amended and Restated Development Agreement and Section 18.23 of the Second Amended and Restated Management Agreement, and except as provided in such sections agrees to look solely to Great Lakes for performance of all obligations of Lakes under the Obligations; conditioned on, however, the execution by Lakes and LG&R of the unlimited guarantee attached hereto as Exhibit B (the "Guarantee"), as amended, and without prejudice to the Band's rights under such Guarantee, under the Second Amended and Restated Agreements, under the Account Control Agreement, as amended, the Amendment to Pledge and Security Agreement, as amended, or under this Agreement.

     e. Sections 10(a) and 10(c) of the Assignment and Assumption Agreement are deleted. Reference is made to Section 15.20 of the Second Amended and Restated Development Agreement and Section of the 18.23 of the Second Amended and Restated Management Agreement.

     f. Section 11 of the Assignment and Assumption Agreement is restated in its entirety as follows:

          Sovereign Immunity. Lakes agrees that all claims and causes of action it may in the future have against the Band, whether at law, in tort or otherwise, shall be subject to the Band's sovereign immunity, unless specifically waived by the Band in writing after the date of this Agreement or, as to disputes under this Agreement or under the Second Amended and Restated Agreements, as provided in such Agreements. Lakes shall, upon the execution of this Agreement, no longer have the benefit of any limited waiver of sovereign immunity provided in the Obligations except, as to the Second Amended and Restated Agreements, the Account Control Agreement, as amended, and the Pledge and Security Agreement, as amended, as provided in such Agreements. Nothing in this Agreement waives or prejudices any rights Lakes or LG&R may have under the terms of their Guaranty, or affects any limited waiver of sovereign immunity in such Guaranty.

4.   Covenants and Representations of Lakes and Great Lakes.

     a. This Agreement constitutes the legal, valid and binding obligation of Great Lakes and Lakes, and is fully enforceable in accordance with its terms.


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     b.   The Obligations constitute the legal, valid and binding obligation of
          Great Lakes, and are fully enforceable in accordance with their terms.

     c. The Guaranty constitutes the legal, valid and binding obligation of Lakes and LG&R, and is fully enforceable in accordance with their terms

     d. Neither the execution or delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of Lakes or Great Lakes under any agreement or instrument to which either of them is now a party or by which either of them is or may in the future be bound.

     e. The fulfillment of and compliance with the terms and provisions of the Obligations will not conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Great Lakes under any agreement or instrument to which it is now a party or by which it is or may in the future be bound.

     f. The Band has, and shall have until the termination of the Pledge Agreement in accordance with 12 thereof, a first perfected security interest in the Account.

5.   Covenants and Representations of the Band.

     a. This Agreement constitutes the legal, valid and binding obligation of the Band, and is fully enforceable in accordance with its terms.

     b. Neither the execution or delivery of this Agreement nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Band under any agreement or instrument to which it is now a party or may in the future be bound.

6. Further Assurances. From time to time hereafter, Lakes, Great Lakes and/or the Band will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Agreement.

7. Governing Law; Severability. This Agreement shall be interpreted in accordance with the law of Michigan. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Agreement shall be prohibited by, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.


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8.   Amendments, Assignments, Etc. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct. Great Lakes may not further assign its rights and obligations hereunder and under the Obligations without the written consent of the Band.

9. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

10. Notices. Great Lakes agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or in lieu of personal service is mailed by first class certified mail, postage prepaid, or be overnight mail or courier service, addressed to Great Lakes at the address of Lakes and with copies as set forth in Section 15.4 of the Development Agreement. Notice to the Band shall be given as provided in Section 15.4 of the Development Agreement. Any notice or demand so mailed shall be deemed received on the date of actual receipt, on the third business day following mailing as herein set forth or one day following delivery to a courier service, whichever first occurs.

11. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Agreement shall be subject to arbitration as provided in 14.2 of the Second Amended and Restated Development Agreement; provided that any demand for arbitration shall be made within 30 days after a notice of default, denominated as such, is given under this Agreement. The Band's limited waiver of sovereign immunity in 14.1 and 14.3 of the Second Amended and Restated Development Agreement shall apply to this Agreement; provided that the liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in Section 14.3(a) of the Second Amended and Restated Development Agreement.

12. Ratification. Great Lakes, the Band and Lakes each ratify and confirm the Assignment and Assumption Agreement, as amended hereby, which remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Assignment and Assumption Agreement to be executed as of the day first above written.

WITNESS:                                 GREAT LAKES GAMING OF MICHIGAN, LLC


                                         BY: /s/ Timothy Cope
                                             -----------------------------------
                                         NAME: Timothy J. Cope
                                         ITS: President


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

                                         LAKES ENTERTAINMENT, INC., f/k/a Lakes
                                            Gaming, Inc.


                                         BY: /s/ Timothy Cope
                                             -----------------------------------
                                         NAME: Timothy J. Cope
                                         ITS: President


                                         THE POKAGON BAND OF POTAWATOMI INDIANS


                                         By: /s/ John Miller
                                             -----------------------------------
                                         Its: Council Chairman


                                         By: /s/ Dan Rapp
                                             -----------------------------------
                                         Its: Secretary


Seen and agreed:


                                         LAKES GAMING AND RESORTS, LLC


                                         BY: /s/ Timothy Cope
                                             -----------------------------------
                                         NAME: Timothy J. Cope
                                         ITS: President


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